*****************************************************************
Household Finance Corporation
HRSI Funding, Inc.          Mar-97
Household Private Label Credit Card Master Trust II, Series 1994-1
                                                       21-Apr-97
*****************************************************************
*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal
Receivables)
   Payment Rate 8.388%
   Annualized Gross Cash Yield   19.568%
   Annualized Default Rate    6.751%
   Annualized Portfolio Yield  12.817%
Delinquency status of accounts:
(Gross/Gross)
   30 - 59 days (Del Stat 1) ($)71,571,219.88
   30 - 59 days (Del Stat 1) (%)   4.59%
   60 - 89 days (Del Stat 2) ($)  29,121,698.26
   60 - 89 days (Del Stat 2) (%) 1.87%
   90+ days (Del Stat 3+)($)  91,832,969.26
   90+ days (Del Stat 3+)(%)    5.89%
        Total ($)    192,525,887.40
        Total (%)            12.34%
Collections
   Principal (discount applied) 102,284,110.84
   Finance Charge & Fees (discount applied)  24,084,239.19
   Other         0.00
   Allocated Recoveries  482,419.63
   Total            126,850,769.66
Aggregate Principal Shortfalls for Group 1    0.00
Adjustment Payments           0.00
Transfer Deposit Amount       0.00
Charge-Off Activity
   Defaulted Receivables  8,475,885.00
   Defaulted Receivables Repurchased Pursuant to Article 2.07 0.0
Defaulted Receivables Repurchased Pursuant to Article 3.03 0.0
Defaulted Amount   8,475,885.00

*** Reallocated Investor Finance Charge and Administrative Collections
***
Reallocated Investor Finance Charge and Administrative Collections
                 1,233,847.33
Investor Defaulted Amount    478,219.42
Series Adjusted Portfolio Yield   10.668%

*** Class A Invested Percentage Allocations ***
Class A Invested Percentage      43.1578947%
Fixed Class A Invested Percentage   82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]   152,682.29
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]     0.00
Class A Additional Interest (Due) [Section 4.08(a)]   0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)] 0.00
Class A Investor Default Amount       206,389.43
Allocable Servicing Fee (Due) [Section 3] 141,666.67
Previously unpaid Allocable Servicing Fee  0.00
Class A Required Amount [Section 4.10 (a)]     0.00
Funding of Class A Required Amount:
  From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]
                      0.00
  From Cash Collateral Account Withdrawls [Section 4.14(b)] 0.00
From Subordinated Principal Collections [Section 4.15(a)] 0.00
Total ("Funded Class A Required Amount")         0.00
Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]
                   532,502.53
Amount that constitutes Excess FC&A [Section4.11(a)iv)] 31,764.14 Funded Class A Required Amount 0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing
Fee [Section 4            0.00
Total Available for Class A Invested Percentage Allocations
                                            500,738.39
Class A Monthly Interest (Paid)  152,682.29
Overdue Class A Monthly Interest (Paid)    0.00
Class A Additional Interest (Paid)   0.00
Overdue Class A Additional Interest (Paid)       0.00
Reimb. of Class A Investor Default Amount (Paid)       206,389.43
Allocable Servicing Fee (Paid)      141,666.67
Previously unpaid Allocable Servicing Fee (Paid) 0.00
Class A Interest Shortfall    0.00
Class A Additional Interest Shortfall   0.00

*** Class B Invested Percentage Allocations ***
Class B Invested Percentage        37.8947368%
Fixed Class B Invested Percentage    6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]141,562.50
Overdue Class B Monthly Interest (Due) [Section 4.08(b)] 0.00
Class B Additional Interest (Due) [Section 4.08(b)]0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]0.00
Class B Investor Default Amount  181,219.99
Excess current or overdue Class B Monthly Interest, Class B Additional Interest or the cumulative Excess Interest 0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
  From Excess Reallocated FC&A [Section 4.13(c)]  0.00
  From Cash Collateral Account Withdrawl [Section 4.14(b)]  0.00
  From Subordinated Principal Collections allocable to the Collateral
Invested Amo            0.00
  Total Funded                         0.00
Funding of Class B Investor Default Amount
  From Excess Reallocated FC&A [Section 4.13(d)] 181,219.99
  From Cash Collateral Account Withdrawl [Section 4.14(b)] 0.00
  From Subordinated Principal Collections allocable to the Collateral
Invested Amo            0.00
  Total Funded       181,219.99
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]
                   467,563.20
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)] 326,000.70 Funded Excess current or overdue Class B Monthly Interest, Class B Additional Interest or the cumulative Excess Interest: 0.00
Funded Class B Default Amount    181,219.99
Total Available for Class B Floating Allocations      322,782.49
Class B Monthly Interest (Paid)          141,562.50
Overdue Class B Monthly Interest (Paid)          0.00
Class B Additional Interest (Paid)         0.00
Overdue Class B Additional Interest (Paid)            0.00
Reimbursement Class B Investor Default Amount (Paid)   181,219.99
Class B Interest Shortfall    0.00
Class B Addtional Interest Shortfall       0.00

*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage      18.9473684%
Fixed Collateral Invested Percentage   12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)] 65,000.00
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)] 0.00 Collateral Additional Interest (Due) [Section 4.08(c)] 0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]
                                                 0.00
Collateral Investor Default Amount  90,610.00
Collateral Invested Percentage of Reallocated FC&A [Section 4.11(b-1)]
                   233,781.60
Amount that constitutes Excess FC&A [Section 4.11(b-1)]233,781.60
From Excess Reallocated FC&A to Fund Collateral Investor Default
Amount [Section 4.13       90,610.00
Total Available for Collateral Invested Percentage Allocations
90,610.00
Collateral Monthly Interest (Paid)   65,000.00
Overdue Collateral Monthly Interest (Paid)    0.00
Collateral Additional Interest (Paid) 0.00
Overdue Collateral Additional Interest (Paid)       0.00
Reimbursement of Collateral Default Amount (Paid)  90,610.00
Collateral Interest Shortfall   0.00
Collateral Additional Interest Shortfall           0.00
Series 1994-1 Monthly Interest
 Collateral Rate Cap  6.5000000%
 Collateral Monthly Interest (Subject to Collat. Rate Cap)
                                         65,000.00
 Series 1994-1 Monthly Interest  359,244.79

*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
  Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]31,764.14 Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]326,000.70 Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)]
               233,781.60
  Total           591,546.44
  Uses of Excess Reallocated FC&A Collections [Section 4.13] Allocated to Class A Required Amount [Section 4.13(a)] 0.00 Allocated to reimburse Class A Investor Charge-Offs [Section
4.13(b)]                        0.00
  Allocated to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest
Amount [Section 4.13(c)]    0.00
  Allocated to fund the Class B Investor Default Amount [Section
4.13(d)]                181,219.99
  Allocated to reimburse Class B Invested Amount reductions
[Section 4.13(e)]                  0.00
  Allocated to Collateral Monthly Interest [Section 4.13(f)]
                  65,000.00
  Allocated to unpaid Allocated Servicing Fee from previous
periods [Section 4.13(g            0.00
  Allocated to fund the Collateral Default Amount [Section
4.13(h)]                       90,610.00
  Allocated to reimburse Collateral Invested Amount reductions
[Section 4.13(i)]               0.00
  Allocated to the Cash Collateral Account [Section 4.13(j)]0.00 Allocated pursuant to the Collateral Agreement [Section
4.13(k)]                       254,716.45
 Subordinated Principal Collections [Section 4.15]  14,472,142.16
  Allocated to Class A Required Amount [Section 4.15(a)] 0.00 Allocated to pay current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cumulative Excess Interest
Amount [Section 4.15(b)]   0.00
  Allocated to fund the Class B Investor Default Amount [Section
4.15(c)]                      0.00

*** Amortization Allocations ***
Accumulation Period Determination
    Required Aggregate Accumulation Amount    0.00
    Accumulation Period Amount     N/A
    Accumulation Period Length        N/A
         Accumulation Period?       NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test
             Not Triggered
   Other Amortization Events    Not Triggered
Transaction Period    CONT. AMORT.
Principal Allocation Percentage      49.7833923%
Available Investor Principal Collections
     Investor Principal Collections 22,792,629.50
     Subordinated Principal Collections    0.00
     Series Allocable Miscellaneous Payments    0.00
     Series 1994-1 Excess Principal Collections   0.00
     [Subordinated Series Reallocated Principal Collections] 0.00 Available Investor Principal Collections 22,792,629.50
Collateral Principal Collections   3,145,840.01
Class A Controlled Amortization Amount25,625,000.00
Class A Controlled Distribution Amount  25,625,000.00
Class A Monthly Principal (Due) [Section 4.09(a)]   25,625,000.00
Class A Monthly Principal (Paid)    25,625,000.00
Class A Deficit Controlled Amortization Amount       0.00
Total Available to Pay Class B Monthly Principal313,469.51
Class B Controlled Amortization Amount           0.00
Class B Controlled Distribution Amount        0.00
Class B Monthly Principal (Due) [Section 4.09(b)] 0.00
Class B Monthly Principal (Paid)    0.00
Class B Deficit Controlled Amortization Amount       0.00
Available Investor Prin. Collecions (after paying A &B)0.00
Collateral Monthly Principal (Due) [Section 4.09(c)]   0.00
Collateral Monthly Principal (Paid)       0.00
Series 1994-1 Principal Shortfall   0.00
Trust Excess Principal Collections   313,469.51

*** Funding Accounts ***
Principal Funding Account deposit     0.00
Withdraw of Funded Deficit Controlled Amortization Amount 0.00
Withdraw of Excess (Paid to Seller)   0.00
Principal Funding Account Balance        0.00
Funded Deficit Controlled Amortization Amount        0.00
[ Class B Principal Funding Account deposits    0.00
Principal Distributed to Class B Certificateholders  0.00
Class B Principal Funding Account Balance      N/A
Class A Interest Payment/Deposit from Collection Account
                                                 152,682.29
  from Principal Funding Account   0.00
  Paid to Class A Certificateholders  152,682.29
  Interest Funding Account Balance       0.00
Class B Interest Payment/Deposit from Collection Account
                                       141,562.50
   from Principal Funding Account 0.00
   Paid to Class B Certificateholders          141,562.50
   Interest Funding Account Balance]    0.00
Class A Investor Charge-Offs    0.00
Reimbursement of Class A Investor Charge-Offs        0.00
Cumulative Unreimbursed Class A Investor Charge-Offs    0.00
Reduction of Class B Invested Amount(Other than Class B ICO) 0.00 Class B Investor Charge-Offs 0.00
Reimbursement of Class B Investor Charge-Offs         0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions
                         0.00
Reduction of the Collateral Invested Amount (Other than Collateral CO)
                         0.00
Collateral Charge-Offs        0.00      0.00
Reimbursement of Collateral Invested Amount reductions 0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions
                                                 0.00
Previous month's ending Collateral Invested Amount 11,250,000.00 Current Month's ending Collateral Invested Amount 11,250,000.00
Unpaid current Allocated Servicing Fee    0.00
Reimbursement of unpaid Allocated Servicing Fee   0.00
Cumulative unreimbursed unpaid Allocated Serving Fee     0.00
Total Distributions to Class A, B, CIA  (principal and interest and
defaults)           26,462,464.21

*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]   1,130,500,196.29
Average Principal outstanding based upon additional accounts
             1,506,526,503.88
Principal Receivables outstanding [End of Month] 1,426,655,654.14 Finance Charge and Administrative Receivables outstanding
                                          133,258,264.98
Class A Invested Amount       0.00
Class B Invested Amount     22,500,000.00
Collateral Invested Amount   11,250,000.00
Invested Amount      33,750,000.00
Series Adjusted Invested Amount      375,000,000.00
    Revolving or Accumulation Period     375,000,000.00
    Controlled Amortization  Period           375,000,000.00
        Seller Specified Numerator           0.00
        125% Amount            0.00
    Early Amortization  Period        N/A
Series Required Seller Amount     37,500,000.00
Required Collateral Amount          11,250,000.00
Available Collateral Amount        11,250,000.00
Class A Certificate Balance   0.00
Class B Certificate Balance      22,500,000.00

*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
 Begin Balance 0.00
 Deposit of Excess Collections               0.00
 Withdrawal Amounts [Section 4.14 (b)]
    For Class A Required Amount       0.00
    To reimburse Class A Investor Charge-Offs        0.00
 To pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amount 0.00
      To fund the Class B Investor Default Amount         0.00
      To reimburse Class B Invested Amount reductions      0.00
             Total            0.00
   Deposit of Collateral Monthly Principal            0.00
   Net Available 0.00
   Required Cash Collateral Amount              0.00
   Collateral Surplus          0.00
   Cash Collateral Account Surplus       0.00
   End Balance   0.00
Collateral Surplus (Prime)    0.00
Cash Collateral Account Surplus (Prime)      0.00

*****************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1

*****************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions
   1. Total distribution per $1,000 interest         83.829861
   2. Principal distribution per $1,000 interest     83.333333
   3. Interest distribution per $1,000 interest       .496527772
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections   126,850,769.66
      (b) Collections of Finance Charge & Administrative
     Receivables                    24,566,658.82
      (c) Collections of Principal  102,284,110.84
   2. Allocation of Receivables
      (a) Class A Invested Percentage        43.1578947%
      (b) Principal Allocation Percentage     49.7833923%
   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account  0.000000
      (b) Total amount on deposit in Principal Funding Acct 0.000
   4. Delinquent Balances                           (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)    71,571,219.88
                        (%)              4.59%
      (b) 60 - 89 days (Del Stat 2) -- ($)      29,121,698.26
                        (%)           1.87%
      (c) 90+ days (Del Stat 3+) -- ($)    91,832,969.26
                            (%)       5.89%
   5. Class A Investor Default Amount     206,389.43
   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the
     Distribution  Date(s) with respect to the Payment Date 0.00
      (b) The amount of Item 6(a) per $1,000 interest 0.00
      (c) Total reimbursed to Trust in respect of Class AInvestor
     Charge-Offs  0.00
      (d) The amount of Item 6(c) per $1,000 interest  0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of such Payment Date 0.00
   7. Allocable Servicing Fee paid for the DistributionDate(s)
 with respect to the Payment Date   141,666.67
   8. Deficit Controlled Amortization Amount for such Payment
 Date                               0.00
C. Class A Pool Factor 0.000000000
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day
of the preceding Due Period      1,426,655,654.14
   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
      133,258,264.98
E. Class B Certificates  1. Class B Invested Amount as of the end of
the Payment Date                         22,500,000.00
  2. Available Collateral Invested Amount as of the end of the Payment
Date            11,250,000.00

****************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1
*****************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions
   1. Total distribution per $1,000 interest    6.2916667
   2. Principal distribution per $1,000 interest       0.0000000
   3. Interest distribution per $1,000 interest     6.2916667
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections   126,850,769.66
      (b) Collections of FC&A    24,566,658.82
      (c) Collections of Principal    102,284,110.84
   2. Allocation of Receivables
      (a) Class B Invested Percentage    37.8947368%
      (b) Principal Allocation Percentage     49.7833923%
   3. Class B Principal
      (a) Total Amount Paid / Deposited to the Principal Funding
Account                 NA
      (b) Total amount on deposit in Principal
          Funding Account      NA
  4. Delinquent Balances                       (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)    71,571,219.88
                       (%)        4.59%
      (b) 60 - 89 days (Del Stat 2) -- ($)    29,121,698.26
                          (%)        1.87%
      (c) 90+ days (Del Stat 3+) -- ($)    91,832,969.26
                                 (%)              5.89%
   5. Class B Investor Default Amount       181,219.99
   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the Payment Date
0.00
      (b) The amount of Item 6(a) per $1,000 interest       0.00
      (c) Total reimbursed to Trust in respect of Class B Investor
Charge-Offs and other reductions   0.00
      (d) The amount of Item 6(c) per $1,000 interest       0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested
Amount as of the end of such Payment Date   0.00
   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date  0.00
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the Payment Date
0.00%
   8. Available Collateral Invested Amount         11,250,000.00
   9. Deficit Controlled Amortization Amount for such Payment Date
                         0.00

C. Class B Pool Factor   1.00000000
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day of
the preceding Due Period       1,426,655,654.14
   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
      133,258,264.98

*****************************************************************
Household Finance Corporation
HRSI Funding, Inc.                                 Mar-97
Household Private Label Credit Card Master Trust II, Series 1994-2
                                                       21-Apr-97
********************************************************************
Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal
Receivables)
   Payment Rate 8.388%
   Annualized Gross Cash Yield      19.568%
   Annualized Default Rate    6.751%
   Annualized Portfolio Yield    12.817%
Delinquency status of accounts:          (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)        71,571,219.88
   30 - 59 days (Del Stat 1) (%)      4.59%
   60 - 89 days (Del Stat 2) ($)       29,121,698.26
   60 - 89 days (Del Stat 2) (%)     1.87%
   90+ days (Del Stat 3+)($)       91,832,969.26
   90+ days (Del Stat 3+)(%)        5.89%
        Total ($)   192,525,887.40
        Total (%)            12.34%
Collections
   Principal (discount applied)    102,284,110.84
   Finance Charge (discount applied)     24,084,239.19
   Other         0.00
   Allocated Recoveries 482,419.63
   Total            126,850,769.66
Aggregate Principal Shortfalls for Group 1        0.00
Adjustment Payments           0.00
Transfer Deposit Amount       0.00
Charge-Off Activity
 Defaulted Receivables   8,475,885.00
 Defaulted Receivables Repurchased Pursuant to Article 2.07 0.00
 Defaulted Receivables Repurchased Pursuant to Article 3.03 0.00
 Defaulted Amount   8,475,885.00

*** Reallocated Investor Finance Charge and Administrative Collections
***
Reallocated Investor Finance Charge and Administrative Collections
                 6,267,290.57
Investor Defaulted Amount     2,109,791.54
Series Adjusted Portfolio Yield        13.304%

*** Class A Invested Percentage Allocations ***
Class A Invested Percentage      82.0000000%
Fixed Class A Invested Percentage         82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)] 1,998,750.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]    0.00
Class A Additional Interest (Due) [Section 4.08(a)]     0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)] 0.00
Class A Investor Default Amount   1,730,029.06
Allocable Servicing Fee (Due) [Section 3]      625,000.00
Previously unpaid Allocable Servicing Fee  0.00
Class A Required Amount [Section 4.10 (a)]   0.00
Funding of Class A Required Amount:
 From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]
                     0.00
 From Cash Collateral Account Withdrawls [Section 4.14(b)]0.00
 From Subordinated Principal Collections [Section 4.15(a)]0.00
 Total ("Funded Class A Required Amount") 0.00
Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]
                 5,139,178.27
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]
                                  785,399.21
Funded Class A Required Amount   0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing
Fee [Section 4            0.00
Total Available for Class A Invested Percentage Allocations
                 4,353,779.06
Class A Monthly Interest (Paid)   1,998,750.00
Overdue Class A Monthly Interest (Paid)     0.00
Class A Additional Interest (Paid)         0.00
Overdue Class A Additional Interest (Paid)    0.00
Reimb. of Class A Investor Default Amount (Paid)     1,730,029.06
Allocable Servicing Fee (Paid)         625,000.00
Previously unpaid Allocable Servicing Fee (Paid)     0.00
Class A Interest Shortfall     0.00
Class A Additional Interest Shortfall      0.00

*** Class B Invested Percentage Allocations ***
Class B Invested Percentage          6.0000000%
Fixed Class B Invested Percentage             6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)] 150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]0.00
Class B Additional Interest (Due) [Section 4.08(b)]0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]0.00
Class B Investor Default Amount   126,587.49
Excess current or overdue Class B Monthly Interest,Class B Additional Interest or the cumulative Excess Interest0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)] 0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]0.00 From Subordinated Principal Collections allocable to the
Collateral Invested Amo            0.00
     Total Funded             0.00
Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]126,587.49
     From Cash Collateral Account Withdrawl [Section 4.14(b)]0.00 From Subordinated Principal Collections allocable to the
Collateral Invested Amo            0.00
     Total Funded       126,587.49
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]
                   376,037.43
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]
                   226,037.43
Funded Excess current or overdue Class B Monthly Interest,Class B Additional Interest or the cumulative Excess Interest: 0.00
Funded Class B Default Amount       126,587.49
Total Available for Class B Floating Allocations    276,587.49
Class B Monthly Interest (Paid)   150,000.00
Overdue Class B Monthly Interest (Paid)     0.00
Class B Additional Interest (Paid)       0.00
Overdue Class B Additional Interest (Paid)           0.00
Reimbursement Class B Investor Default Amount (Paid)126,587.49
Class B Interest Shortfall    0.00
Class B Addtional Interest Shortfall     0.00

*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage         12.0000000%
Fixed Collateral Invested Percentage   12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]   260,000.00
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)] 0.00 Collateral Additional Interest (Due) [Section 4.08(c)] 0.00
Overdue Collateral Additional Interest(Due)[Section 4.08(c)] 0.00 Collateral Investor Default Amount 253,174.98
Collateral Invested Percentage of Reallocated FC&A [Section 4.11(b-1)]
                   752,074.87
Amount that constitutes Excess FC&A [Section 4.11(b-1)]752,074.87
From Excess Reallocated FC&A to Fund Collateral Investor Default
Amount [Section 4.13      253,174.98
Total Available for Collateral Invested Percentage Allocations
                   253,174.98
Collateral Monthly Interest (Paid)   260,000.00
Overdue Collateral Monthly Interest (Paid)      0.00
Collateral Additional Interest (Paid)      0.00
Overdue Collateral Additional Interest (Paid)     0.00
Reimbursement of Collateral Default Amount (Paid)    253,174.98
Collateral Interest Shortfall  0.00
Collateral Additional Interest Shortfall   0.00
Series 1994-2 Monthly Interest
 Collateral Rate Cap  6.5000000%
 Collateral Monthly Interest(Subject to Collat.RateCap)260,000.00 Series 1994-2 Monthly Interest 2,408,750.00

*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
 Sources of Excess Reallocated FC&A Collections
  Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]785,399.21 Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]226,037.43 Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)]
               752,074.87
         Total         1,763,511.51
  Uses of Excess Reallocated FC&A Collections [Section 4.13] Allocated to Class A Required Amount [Section 4.13(a)]0.00
Allocated to reimburse Class A Investor Charge-Offs [Section 4.13(b)]
                     0.00
Allocated to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the CumulativeExcess Interest Amount [Section 4.13(c)] 0.00
Allocated to fund the Class B Investor Default Amount [Section
4.13(d)]                126,587.49
Allocated to reimburse Class B Invested Amount reductions [Section
4.13(e)]                  0.00
Allocated to Collateral Monthly Interest [Section 4.13(f)]
               260,000.00
Allocated to unpaid Allocated Servicing Fee from previous periods
[Section 4.13(g            0.00
Allocated to fund the Collateral Default Amount [Section 4.13(h)]
               253,174.98
Allocated to reimburse Collateral Invested Amount reductions [Section
4.13(i)]               0.00
Allocated to the Cash Collateral Account [Section 4.13(j)] 0.00 Allocated pursuant to the Collateral Agreement [Section 4.13(k)]
             1,123,749.04
Subordinated Principal Collections [Section 4.15] 4,582,845.02 Allocated to Class A Required Amount [Section 4.15(a)] 0.00 Allocated to pay current or overdue Class B MonthlyInterest, Class B Additional Interest or the CumulativeExcess Interest Amount [Section 4.15(b)] 0.00
Allocated to fund the Class B Investor Default Amount [Section
4.15(c)]                      0.00

*** Amortization Allocations ***
Accumulation Period Determination
    Required Aggregate Accumulation Amount         N/A
    Accumulation Period Amount        N/A
    Accumulation Period Length          N/A
         Accumulation Period?              NO
Amortization Events
 Three Month Average Series Adjusted Portfolio Yield Test
                               Not Triggered
 Other Amortization Events          Not Triggered
Transaction Period    REVOLVING
Principal Allocation Percentage     49.7833923%
Available Investor Principal Collections
     Investor Principal Collections    24,261,636.63
     Subordinated Principal Collections      0.00
     Series Allocable Miscellaneous Payments     0.00
     Series 1994-2 Excess Principal Collections        0.00
     [Subordinated Series Reallocated Principal Collections]0.00
  Available Investor Principal Collections    24,261,636.63
Collateral Principal Collections         3,308,404.99
Class A Controlled Amortization Amount        0.00
Class A Controlled Distribution Amount         0.00
Class A Monthly Principal (Due) [Section 4.09(a)]          0.00
Class A Monthly Principal (Paid)            0.00
Class A Deficit Controlled Amortization Amount       0.00
Total Available to Pay Class B Monthly Principal  27,570,041.62
Class B Controlled Amortization Amount     0.00
Class B Controlled Distribution Amount     0.00
Class B Monthly Principal (Due) [Section 4.09(b)]      0.00
Class B Monthly Principal (Paid)         0.00
Class B Deficit Controlled Amortization Amount      0.00

Available Investor Prin. Collecions(after payingA&B 24,261,636.63
Collateral Monthly Principal (Due) [Section 4.09(c)]  0.00
Collateral Monthly Principal (Paid)    0.00
Series 1994-2 Principal Shortfall       0.00
Trust Excess Principal Collections 27,570,041.62

*** Funding Accounts ***
Principal Funding Account deposit       0.00
Withdraw of Funded Deficit Controlled Amortization Amount 0.00
Withdraw of Excess (Paid to Seller)    0.00
Principal Funding Account Balance      0.00
Funded Deficit Controlled Amortization Amount   0.00
[ Class B Principal Funding Account deposits 0.00
 Principal Distributed to Class B Certificateholders  0.00
 Class B Principal Funding s Account Balance  N/A
Class A Interest Payment/Deposit from Collection Acct1,998,750.00
   from Principal Funding Account    0.00
   Paid to Class A Certificateholders 1,998,750.00
   Interest Funding Account Balance               0.00
Class B Interest Payment/Deposit from Collection Acct  150,000.00 from Principal Funding Account0.00
   Paid to Class B Certificateholders  150,000.00
   Interest Funding Account Balance]     0.00
Class A Investor Charge-Offs   0.00
Reimbursement of Class A Investor Charge-Offs      0.00
Cumulative Unreimbursed Class A Investor Charge-Offs    0.00
Reduction of Class B Invested Amount (Other than Class B ICO)0.00 Class B Investor Charge-Offs 0.00
Reimbursement of Class B Investor Charge-Offs   0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions
                         0.00
Reduction of the Collateral Invested Amount (Other than Collateral CO)
                         0.00
Collateral Charge-Offs         0.00
Reimbursement of Collateral Invested Amount reductions 0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions0.00 Previous month's ending Collateral Invested Amount45,000,000.00 Current Month's ending Collateral Invested Amount 45,000,000.00
Unpaid current Allocated Servicing Fee       0.00
Reimbursement of unpaid Allocated Servicing Fee     0.00
Cumulative unreimbursed unpaid Allocated Serving Fee      0.00
Total Distributions to Class A, B, CIA  (principal and interest and
defaults)            4,518,541.53

*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]   1,130,500,196.29
Average Principal outstanding based upon additional accounts
             1,506,526,503.88
Principal Receivables outstanding [End of Month]1,426,655,654.14 Finance Charge and Administrative Receivables outstanding
                                              133,258,264.98
Class A Invested Amount     307,500,000.00
Class B Invested Amount      22,500,000.00
Collateral Invested Amount   45,000,000.00
Invested Amount      375,000,000.00
Series Adjusted Invested Amount          375,000,000.00
    Revolving or Accumulation Period   375,000,000.00
    Controlled Amortization  Period  N/A
        Seller Specified Numerator                0.00
        125% Amount           0.00
    Early Amortization  Period       N/A
Series Required Seller Amount      37,500,000.00
Required Collateral Amount         45,000,000.00
Available Collateral Amount         45,000,000.00
Class A Certificate Balance   307,500,000.00
Class B Certificate Balance         22,500,000.00

*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
   Begin Balance 0.00
   Deposit of Excess Collections            0.00
   Withdrawal Amounts [Section 4.14 (b)]
    For Class A Required Amount       0.00
    To reimburse Class A Investor Charge-Offs     0.00
    To pay current or overdue Class B MonthlyInterest, Class B
Additional Interest or the Cumulative Excess Interest Amount 0.00
    To fund the Class B Investor Default Amount    0.00
      To reimburse Class B Invested Amount reductions 0.00
             Total            0.00
   Deposit of Collateral Monthly Principal       0.00
   Net Available 0.00
   Required Cash Collateral Amount     0.00
   Collateral Surplus         0.00
   Cash Collateral Account Surplus        0.00
   End Balance   0.00
Collateral Surplus (Prime)     0.00
Cash Collateral Account Surplus (Prime)      0.00

*****************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
*****************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions
   1. Total distribution per $1,000 interest  6.500000
   2. Principal distribution per $1,000 interest   0.000000
   3. Interest distribution per $1,000 interest      6.500000
B. Performance of Trust
  1. Collections of Receivables
      (a) Total Collections       126,850,769.66
      (b) Collections of Finance Charge & Administrative Receivables
                24,566,658.82
      (c) Collections of Principal    102,284,110.84
   2. Allocation of Receivables
      (a) Class A Invested Percentage      82.0000000%
      (b) Principal Allocation Percentage    N/A
   3. Class A Principal
     (a) Total Amount Paid / Deposited to Principal Funding Account
                                             N/A
     (b) Total amount on deposit in Principal Funding Account N/A
4. Delinquent Balances            (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)  71,571,219.88
                                    (%)       4.59%
      (b) 60 - 89 days (Del Stat 2) -- ($)       29,121,698.26
                                     (%)         1.87%
      (c) 90+ days (Del Stat 3+) -- ($)    91,832,969.26
                                               (%)       5.89%
  5. Class A Investor Default Amount        1,730,029.06
   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s) with respect to the Payment Date0.000000
      (b) The amount of Item 6(a) per $1,000 interest 0.000000
      (c) Total reimbursed to Trust in respect of Class A Investor Charge-Offs 0.000000
      (d) The amount of Item 6(c) per $1,000 interest     0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of such Payment Date 0.000000
   7. Allocable Servicing Fee paid for the DistributionDate(s) with respect to the Payment Date 625,000.00
   8. Deficit Controlled Amortization Amount for such Payment Date
                         0.00
C. Class A Pool Factor     1.00000000
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day
of the preceding Due Period      1,426,655,654.14
   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
         133,258,264.98
E. Class B Certificates
1. Class B Invested Amount as of the end of the Payment Date
             22,500,000.00
   2. Available Collateral Invested Amount as of the end of the
Payment Date            45,000,000.00

*****************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
*****************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions
   1. Total distribution per $1,000 interest     6.666667
   2. Principal distribution per $1,000 interest     0.000000
   3. Interest distribution per $1,000 interest     6.666667
B. Performance of Trust
  1. Collections of Receivables
     (a) Total Collections        126,850,769.66
     (b) Collections of FC&A         24,566,658.82
     (c) Collections of Principal       102,284,110.84
   2. Allocation of Receivables
     (a) Class B Invested Percentage        6.0000000%
     (b) Principal Allocation Percentage      N/A
   3. Class B Principal
     (a) Total Amount Paid / Deposited to    the Principal Funding
Account        NA
     (b) Total amount on deposit in Principal Funding Account  NA
   4. Delinquent Balances                        (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)       71,571,219.88
                                    (%)         4.59%
      (b) 60 - 89 days (Del Stat 2) -- ($)        29,121,698.26
                                     (%)       1.87%
      (c) 90+ days (Del Stat 3+) -- ($)         91,832,969.26
                                  (%)    5.89%
   5. Class B Investor Default Amount   126,587.49
   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the Payment Date
0.000000
      (b) The amount of Item 6(a) per $1,000 interest 0.000000
      (c) Total reimbursed to Trust in respect of Class B Investor
Charge-Offs and other reductions        0.000000
      (d) The amount of Item 6(c) per $1,000 interest  0.000000
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested
Amount as of the end of such Payment Date    0.000000
   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date    0.000000
      (b) Available Cash Collateral Amount as a percent of the Class B
Invested Amount, each at close of business on the     Payment Date
   0.00%
   8. Available Collateral Invested Amount          45,000,000.00
   9. Deficit Controlled Amortization Amount for such Payment Date
                         0.00
C. Class B Pool Factor   1.00000000
D. Receivables Balances

   1. Principal Receivables as of close of business on the last day of
the preceding Due Period   1,426,655,654.14
   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period
      133,258,264.98